Fees Summary	Sep. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	8,493.15
Total Offset Amount	0.00
Net Fee	$ 8,493.15